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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 10, 2003


             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

            001-06249                              34-6513657
    (Commission File Number)            (I.R.S. Employer Identification No.)

                                 125 Park Avenue
                               New York, NY 10017
          (Address of principal executive offices, including ZIP code)

                                 (212) 949-1373
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE


The registrant issued a joint press release with FUR Investors, LLC ("FUR") on December 10, 2003, in which it announced that the registrant and FUR have modified certain terms of the Advisory Agreement to be executed at the closing of the transactions contemplated by the Stock Purchase Agreement entered into between FUR and the registrant on November 26, 2003 (the "Purchase Agreement"). The terms of the Advisory Agreement are set forth on Annex B to the Purchase Agreement, as amended.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

Exhibit No.        Description
-----------        -----------

   10.1 Amendment, dated December 10, 2003, to Stock Purchase Agreement, dated as of November 26, 2003, between First Union Real Estate Equity and Mortgage Investments and FUR Investors, LLC.

   99.1 Joint Press Release, dated December 10, 2003, issued by First Union Real Estate Equity and Mortgage Investments and FUR Investors, LLC.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 10, 2003


                                      FIRST UNION REAL ESTATE EQUITY AND
                                      MORTGAGE INVESTMENTS



                                      By: /s/ Neil H. Koenig
                                         --------------------------------------
                                         Name:  Neil H. Koenig
                                         Title:  Interim Chief Financial Officer


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                                  EXHIBIT LIST

Exhibit No.        Description
-----------        -----------

   10.1 Amendment, dated December 10, 2003, to Stock Purchase Agreement, dated as of November 26, 2003, between First Union Real Estate Equity and Mortgage Investments and FUR Investors, LLC.

   99.1 Joint Press Release, dated December 10, 2003, issued by First Union Real Estate Equity and Mortgage Investments and FUR Investors, LLC.